UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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THE COMMERCE FUNDS

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THE COMMERCE FUNDS

P.O. Box 219525

Kansas City, Missouri 64121-9525

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds (the “Company”) to be held on Monday, September 19, 2005 at 10:00 a.m., Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 31A.

At the Meeting, shareholders will be asked to vote on the following matters: (1) approval by the shareholders of the International Equity Fund of a new sub-advisory agreement between Alliance Capital Management L.P. and Commerce Investment Advisors, Inc. on behalf of the International Equity Fund; and (2) election of the Trustees of the Company by shareholders of the Company.

Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, please complete, sign and return the enclosed proxy card promptly in order that the Meeting can be held and the maximum number of shares may be voted. Your prompt response will help reduce proxy costs – which are paid by the Fund and its shareholders – and will also mean that you can avoid receiving follow-up phone calls or mailings.

We hope you will attend the Meeting or return your proxy card as soon as possible so your shares may be voted at the Meeting.

Sincerely yours,

Warren W. Weaver
President

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY

THE COMMERCE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, SEPTEMBER 19, 2005

To the Shareholders of The

        Commerce Funds:

A Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds (the “Company”) will be held on Monday, September 19, 2005 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 31A.

The Meeting will be held for the following purposes:

(1)	To approve a new sub-advisory agreement between Alliance Capital Management L.P. and Commerce Investment Advisors, Inc. on behalf of the International Equity Fund;

(2)	To elect Messrs. David L. Bodde, Martin E. Galt, III, John Eric Helsing, Charles W. Peffer and Warren W. Weaver as Trustees of the Company; and

(3)	To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Only shareholders of record at the close of business on July 21, 2005, the record date set by the Board of Trustees for the Meeting, have the right to notice of and the right to vote at the Meeting or any adjournment thereof.

The Commerce Funds Board of Trustees unanimously recommends that you vote in favor of each proposal.

By Order of the Board of Trustees of The Commerce Funds:

Diana E. McCarthy
Secretary

August 8, 2005

Philadelphia, Pennsylvania

IMPORTANT

Shareholders can help the Board of Trustees of the Company avoid the necessity and additional expense to the Company of further solicitations to obtain a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

THE COMMERCE FUNDS

P.O. Box 219525

Kansas City, Missouri 64121-9525

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of The Commerce Funds (the “Company”) in connection with a special meeting (“Special Meeting”) of shareholders. The Special Meeting will be held at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 on Monday, September 19, 2005 at 10:00 a.m. Eastern time in Conference Room 31A. The Special Meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

It is expected that the solicitation of proxies will be primarily by mail. However, the Company’s officers, investment adviser and co-administrators may also solicit proxies by telephone, facsimile or personal interview. The proxy costs with respect to Proposal 1 will be borne by the International Equity Fund. The Company will bear the proxy solicitation costs with respect to Proposal 2. It is anticipated that the aggregate proxy costs will not exceed $51,000.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders that are being solicited with respect to each proposal.

Proposal	Shareholders Solicited
(1) To approve a new sub-advisory agreement between Alliance Capital Management L.P. and Commerce Investment Advisors, Inc. on behalf of the International Equity Fund.	The shareholders of the International Equity Fund will vote as a single class.

(2) To elect Messrs. David L. Bodde, Martin E. Galt, III, John Eric Helsing, Charles W. Peffer and Warren W. Weaver as Trustees of the Company.	The shareholders of each Fund of the Company will vote together as a single class.

If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals as described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) thereof.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be first mailed to shareholders on or about August 8, 2005.

Voting Information

Only shareholders of record of the International Equity Fund at the close of business on July 21, 2005, the record date for the Meeting, will be entitled to notice of and to vote at the Meeting on Proposal 1. On that date, the number of outstanding shares of the International Equity Fund was 3,510,871.75 shares.

All shareholders of the Company at the close of business on July 21, 2005, the record date for the meeting, will be entitled to notice of and to vote at the meeting on Proposal 2. On that date, the number of outstanding shares of each of the Commerce Funds and the total shares outstanding were as follows:

Table 1 - Number of Outstanding Shares

Fund	Number of Shares
The Core Equity Fund	14,481,848.863
The Growth Fund	7,084,348.330
The Value Fund	4,573,742.028
The MidCap Growth Fund	2,721,797.816
The International Equity Fund	3,510,871.750
The Asset Allocation Fund	799,089.438
The Bond Fund	31,652,020.665
The Short-Term Government Fund	9,993,549.382
The National Tax-Free Intermediate Bond Fund	8,415,497.508
The Missouri Tax-Free Intermediate Bond Fund	9,025,278.841
The Kansas Tax-Free Intermediate Bond Fund	3,632,373.356

Total	95,890,417.977

Each whole share of the Commerce Funds shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

You can vote by:

1. Completing, signing and returning the enclosed proxy card(s) promptly in the postage-paid envelope; or

2. Attending the meeting and voting in person.

Quorum and Voting Requirements

A quorum is constituted by the presence in person or by proxy of the holders of more than one-third of the outstanding shares entitled to vote at the Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting. For purposes of determining the affirmative vote of a “majority of the outstanding shares,” an abstention or the failure to vote, including a broker non-vote, will be the equivalent of voting against a proposal.

In the event that a quorum of the International Equity Fund for purposes of Proposal 1, or the Company for purposes of Proposal 2, is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

At the record date for the Meeting, an affiliate of the Adviser held of record approximately the percentage of outstanding shares of the Funds in a fiduciary capacity or as custodian for its customers as shown in Table 2 below. The Adviser or its affiliates intends to vote shares of beneficial interest in the Funds over which it has investment discretion FOR each of the proposals. This means that the Adviser or its affiliates has the voting power to cause each of the proposals to be adopted by shareholders.

Table 2 – Shares Held of Record by Adviser

Fund	% Held in a Fiduciary Capacity or as Custodian
The Core Equity Fund	99.09%
The Growth Fund	90.22%
The Value Fund	96.63%
The MidCap Growth Fund	92.49%
The International Equity Fund	97.00%
The Asset Allocation Fund	82.00%
The Bond Fund	97.96%
The Short-Term Government Fund	97.40%
The National Tax-Free Intermediate Bond Fund	97.02%
The Missouri Tax-Free Intermediate Bond Fund	95.88%
The Kansas Tax-Free Intermediate Bond Fund	90.13%

At the record date, the Adviser or its affiliates held of record approximately 96.5% of the outstanding shares of the Company in a fiduciary capacity or as custodian for its customers.

Required Votes

Proposal 1 requires the affirmative vote of the lesser of (a) 67% of the shares present at the Meeting of the International Equity Fund in person or by proxy, if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) a majority of the Fund’s outstanding shares. The International Equity Fund’s Institutional and Service Share Classes will vote as one class on the Proposal.

With respect to Proposal 2, the five nominees who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Trustees may recommend unless a decision is made to reduce the number of Trustees. All shares represented by valid proxies will be voted in the election of Trustees for each nominee named above unless authority to vote for a particular nominee is withheld.

The Company will furnish, without charge, additional copies of The Commerce Funds’ annual and semiannual reports to shareholders dated October 31, 2004 and April 30, 2005, respectively, to any shareholder upon request. The annual and semi-annual reports to shareholders may be obtained by writing to: The Commerce Funds, P.O. Box 219525, Kansas City, Missouri 64121-9525, by calling (800) 995-6365 or by e-mail request to Commercefunds@commercebank.com.

THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS UNANIMOUSLY

RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of either Commerce Investments Advisors, Inc. (“Commerce”), the investment adviser to the International Equity Fund (the “Fund”), or Alliance Capital Management L.P. (“Alliance”), the proposed new sub-adviser to the Fund, has approved, and recommends that shareholders of the Fund approve, the new sub-advisory agreement between Commerce and Alliance (the “New Agreement”). The form of the New Agreement is attached to this proxy statement as Appendix A.

Bank of Ireland Asset Management (U.S.) Limited (“BIAM”) currently acts as the Fund’s sub-adviser pursuant to the existing sub-advisory agreement dated May 1, 2002 between BIAM and Commerce (the “Old Agreement”), which was submitted to a vote of shareholders for approval on May 1, 2002. The Old Agreement was most recently reapproved by the Board of Trustees of the Company at a meeting held on November 10, 2004 for the period December 1, 2004 through November 30, 2005. However, both the Board and Commerce believed that the Fund’s performance could be improved. Therefore, Commerce conducted a broad search and review of international fund investment managers. Commerce performed extensive research and analysis of many factors, including performance records, quantitative and qualitative measures of performance and investment styles and strength and depth of management.

Commerce selected three finalists after this review, each of whom made presentations to the Board of Trustees at meetings of the Board held on May 9 and 10, 2005, with members of Commerce management in attendance. After these presentations, Commerce selected Alliance and recommended Alliance to the Board. The Board concurred in this recommendation and determined at a meeting held on May 11, 2005 that it would be in the best interests of the International Equity Fund’s shareholders to terminate the Old Agreement with BIAM and enter into the New Agreement with Alliance. At that time, the Board also approved an interim sub-advisory agreement with BIAM (“Interim Agreement”) under which BIAM will continue to provide investment advisory services to the Fund until the earlier of October 8, 2005 and the date of shareholder approval of the New Agreement.

This shareholder action is being taken because Section 15 of the Investment Company Act of 1940 requires that shareholders approve the New Agreement. If shareholders of the Fund approve Proposal 1, the New Agreement will become effective on the date of such approval, and Alliance will assume management of the Fund from BIAM. The terms and conditions of the New Agreement and the Old Agreement are substantially similar, except that the New Agreement will result in an increase in management fees and total annual fund operating expenses. Shareholders should therefore read carefully the following sections describing Proposal 1.

Trustee Action and Basis for Recommendation

In evaluating, approving and recommending to the Fund’s shareholders that they approve the New Agreement, the Board requested and evaluated information provided by Commerce and Alliance at meetings held on May 9, 10, and 11, and June 21, 2005, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether terminating the Old Agreement with BIAM and entering into the New Agreement with Alliance was in the best interests of the Fund and its shareholders. In their deliberations, the Board did not identify any particular information that was controlling, and each Board member attributed different weights to the various factors. In recommending that the shareholders approve Proposal 1, the Board considered many factors, including the following.

Nature, Extent and Quality of Services

The Board received oral presentations from three principals of Alliance who would be providing services under the New Agreement and was favorably impressed with the breadth and depth of experience of these principals and the entire Alliance management team. The Board also believed that Alliance’s large equity analyst staff located around the world in markets in which the Fund would invest could benefit the Fund. Moreover, Alliance had broad experience in emerging markets in which the Fund would be investing. The Board also took into consideration that Alliance had a rigorous quantitative and fundamental investment process, which Commerce believed could potentially reduce tracking error versus the Fund’s benchmark and thereby improve Fund performance. In addition, Alliance was an experienced sub-adviser of registered mutual funds and, according to Commerce and Alliance’s presentation, had a broad and deep compliance infrastructure. In this regard, the Board received and considered information from the Alliance representatives at the May meeting with respect to settlements entered into with the New York Attorney General and the United States Securities and Exchange Commission in connection with market timing and other regulatory issues. Under these settlements, Alliance was required to make extensive improvements to its governance, internal controls and compliance infrastructure; the Alliance representatives reviewed the status of these initiatives as well as other pending litigation with the Board. Alliance also provided assurances that any pending legal proceedings were not likely to materially adversely affect its ability to provide advisory services to the Fund. The Board considered the depth and quality of Alliance’s client service team and the willingness of the team to communicate directly with the Board and with Commerce by whatever means the parties determined to be most effective. In forming its conclusions about the nature, quality and extent of Alliance’s services, the Board reviewed, among other things, Alliance’s Form ADV, Code of Business Conduct and Ethics, answers to Board counsel’s written questions, answers to Commerce’s request for proposal (“RFP”) and written materials presented to the Board on May 9, 2005 and June 21, 2005.

Investment Performance of the Fund and Alliance

At the meetings, the Board of Trustees reviewed and considered, among other things, the performance of the Fund during the three-year period in which BIAM had managed the Fund as sub-adviser compared to Lipper peer groups and its prospectus benchmark, the MSCI® EAFE® Index. In this regard, Commerce provided the following performance information to the Board, which indicated

that the Fund had lagged its prospectus benchmark, the MSCI EAFE Index, for the most recent one-year and three-year periods:

Total Returns as of 4/30 Each Period

(Institutional Shares)

	One Year	Three Years
International Equity Fund*	11.76%	5.31%
MSCI EAFE Index**	15.42%	10.94%

*	The total return of the Fund assumes reinvestment of dividends and distributions. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

**	The MSCI EAFE Index (unhedged) is an unmanaged, market capitalization-weighted composite of securities in 21 developed markets outside of North America in Europe, Australia and the Far East. The Index figures do not reflect any deduction for fees, taxes or expenses.

The Board also reviewed third party information provided by Commerce that showed that the Fund lagged its peer mutual fund groups as well for approximately the same periods. Accordingly, the Board determined that it would be in the best interests of shareholders of the Fund to terminate the Old Agreement and appoint a new sub-adviser to manage the Fund.

The Board also reviewed the composite performance of Alliance’s other separate accounts and registered mutual funds having a similar investment style versus the same prospectus benchmark, the MSCI EAFE Index, for various periods beginning December 1999 through March 31, 2005. This information indicated that Alliance’s composite account performance was superior to that of BIAM’s.

Cost of Services; Comparative Fee Data; Profits to Commerce and Alliance

The Board considered that the actual management fees paid by the Fund’s shareholders would increase if the New Agreement is approved. This is because the sub-advisory fees payable under the New Agreement and a Waiver Agreement (discussed below) will be higher than under the Old Agreement, and Commerce, which pays the sub-adviser out of its investment advisory fees, will be passing that increase on to shareholders. The Board reviewed the proposed sub-advisory fees, including the breakpoints, and considered information that showed that based on the Fund’s total average daily net assets of approximately $109 million as of March 31, 2005, contractual sub-advisory fees under the New Agreement will be a blended rate of 0.62% of average daily net assets of the Fund. At a meeting held on June 21, 2005, the Board reviewed and considered a form of Waiver Agreement between Commerce and Alliance under which Alliance would agree to reduce its sub-advisory fees to 0.58% of average daily net assets of the Fund until the first to occur of the Fund’s assets reaching $150,000,000 and the eighteen-month anniversary of the New Agreement. The Waiver Agreement is discussed further on page 10 of this Proxy Statement. The Trustees considered the impact of the increase in sub-advisory fees and the corresponding increases in total management fees and total fund operating expenses on the Fund’s shareholders. These increases are shown on page 12 and 13 of this Proxy Statement.

The Board reviewed comparative fee information provided by a third party, which indicated that the proposed management fees paid by the Fund’s Institutional Class shareholders would be in the fourth (or lowest) quartile of the Fund’s expense peer group and total fund operating expenses would be in the fourth quartile. For Service Shares, the comparison indicated that the Fund would be in the third and fourth quartile for management fees and total fund operating expenses, respectively. The Trustees also considered the advisory fee information that Alliance had presented for other sub-advised, registered mutual funds with investment objectives similar to that of the Fund. These comparisons assisted the Board in evaluating the reasonableness of the sub-advisory fees to be paid to Alliance.

With respect to other benefits that Alliance might realize from its relationship with the Fund, the Board considered that some of the Fund’s portfolio transactions might be executed through Alliance’s affiliated broker, Sanford C. Bernstein & Co. LLC. However, the Board considered that any such affiliated brokerage transactions would be subject to quarterly Board reporting and oversight and the restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”). The Board also reviewed information presented by Alliance regarding brokerage and research services to be potentially received by Alliance in connection with placement of brokerage transactions on behalf of the Fund.

The Board also considered the information presented by Alliance on its anticipated profitability under the New Agreement as well as the profitability and cost information that Commerce had provided at the November 10, 2004 meeting in connection with the renewal of its investment advisory agreement. Commerce represented to the Board that because its management fees would not increase, it did not expect that its profitability would increase as a result of the New Agreement from that which was presented in November 2004.

Economies of Scale

In evaluating economies of scale, the Board considered the fee breakpoints in the compensation payable under the New Agreement and the possibility of economies of scale to be achieved as Fund assets increase through the use of the breakpoint fee schedule. These fee breakpoints are discussed further on page 10 of this Proxy Statement.

Conclusion

On the basis of Alliance’s presentation to the Board and Commerce’s recommendation, the Board determined that it would be in the best interests of shareholders of the Fund to approve Alliance as the new sub-adviser to the Fund. After evaluating the factors set forth above in addition to other factors, the Board determined that the investment advisory fees to be paid to Alliance under the New Agreement were reasonable based on the services to be provided by Alliance to the Fund, the potential for improved Fund performance under Alliance’s management, the Fund’s current and future asset levels and the profits anticipated to be realized by Alliance under the New Agreement.

Information about Alliance

Alliance is a Delaware limited partnership. Alliance Capital Management Corporation (“ACMC”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Co. (“AXA Equitable”), is the general partner of Alliance. AXA Equitable is in turn a wholly -owned subsidiary of AXA Financial Inc., which is itself wholly owned by AXA. AXA, through certain of its subsidiaries, has an approximate 61.3% economic interest in Alliance.

The address of Alliance’s and ACMC’s head office is 1345 Avenue of the Americas, New York, NY 10105. Alliance was established in 1971. Alliance provides diversified investment management and related services globally to a broad range of clients, including institutional investors, individual investors, and private clients. As of March 31, 2005, assets across its Institutional Investment Management Services, Retail Services, and Private Client Services units were managed by 166 portfolio managers with an average of 18 years experience in the industry and 10 years of experience with Alliance. As of March 31, 2005, Alliance had approximately $533 billion in assets under management.

The principal executive officers and directors of Alliance and their principal occupations as of March 31, 2005 are set forth in Appendix B to this Proxy Statement.

The New Agreement with Alliance

The terms and conditions of the New Agreement are substantially identical to the Old Agreement except for the fees payable under the New Agreement, which are discussed below. This description of the terms of the New Agreement is only a summary and is qualified in its entirety by reference to the form of New Agreement attached hereto as Appendix A.

Duties. Under the New Agreement, Alliance will act as the investment sub-adviser for and will manage the affairs, business and the investments of the assets of the Fund. Specifically, the sub-adviser is responsible for supervising and directing the investments of the Fund in accordance with the Fund’s investment objective, investment strategies and investment restrictions, as provided in its Prospectus and Statement of Additional Information. The sub-adviser is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of portfolio brokerage. The New Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by the sub-adviser.

Under the investment advisory agreement between Commerce and the Fund, dated December 1, 1994, as amended (the “Investment Advisory Agreement”), the Adviser is responsible for performing certain oversight and compliance functions related to the Fund and the sub-adviser.

Standard of Care. The New Agreement provides that the sub-adviser, its directors, officers and employees will not be liable to the Fund for losses except those arising from bad faith, gross negligence, or willful misconduct of the sub-adviser’s duties under the New Agreement or for losses as a result of breach of its fiduciary duty with respect to receipt of compensation for its services.

Term and Termination. The New Agreement will take effect on the date of the approval by the shareholders of the Fund, has an initial two-year term and continues automatically for successive one-year terms thereafter so long as its continuance is approved annually by the Board or a majority of the Fund’s outstanding voting securities. However, in either case, the continuance of the New Agreement must be approved by the Board, including a majority of the Trustees who are not interested persons of the sub-adviser. The New Agreement can be terminated, without penalty, on 60 days’ written notice by Commerce, by the Board on behalf of the Fund, by vote of the holders of a majority of the Fund’s shares or by Alliance. The New Agreement also terminates automatically if it is assigned by any party.

Fees. The New Agreement provides that Commerce will pay Alliance a sub-advisory fee as follows:

Fee Breakpoints	Advisory Fee As Percentage of Average Net Assets
On the first $25 million of assets	0.80%
On the next $25 million of assets	0.65%
On the next $50 million of assets	0.55%
On the next $100 million of assets	0.45%
On all assets in excess of $200 million	0.40%

In addition, if the shareholders of the fund approve the New Agreement, Alliance intends to enter into the Waiver Agreement, discussed above, with Commerce under which it will agree to waive its sub-advisory fee to 0.58% of average daily net assets of the Fund until the earlier of (1) the Fund’s assets are in excess of $150,000,000 and (2) the eighteen-month anniversary of the New Agreement. On the last day of the calendar month following whichever of these events occurs first, the sub-advisory fee will adjust to the schedule set forth above. The net effect of the Waiver Agreement will be to reduce the sub-advisory fees paid under the schedule set forth above by 0.04% of average daily net assets of the Fund during the period that the Waiver Agreement is in effect.

Under the Old Agreement, Commerce paid BIAM fees as follows:

Fee Breakpoints	Advisor Fee As Percentage of Average Net Assets
On the first $50 million	0.45%
On the next $50 million	0.40%
On the excess over $100 million	0.30%

The sub-investment advisory fee paid to BIAM during the fiscal year ended October 31, 2004 was $534,118. If the fees proposed under the New Agreement were in place during the same period, and assuming the same level of average daily net assets as existed during the fiscal year ended October 31, 2004, the sub-adviser would have received $801,177 or a 50% increase (without sub-advisory fee waivers) in fees, and $790,962 or a 48% increase (with sub-advisory fee waivers) in fees.

Under the terms of the Investment Advisory Agreement, the Fund pays Commerce an annual fee of 1.50% of average daily net assets of the Fund. This fee is not proposed to be changed. Pursuant to the Amended and Restated Waiver Agreement between Commerce and the Company dated as of February 20, 2004, Commerce currently waives its fees in the amount of 0.71% of the Fund’s average daily net assets and therefore receives a net advisory fee of 0.79% out of which it pays the Fund’s sub-advisory fees. If the New Agreement is approved by shareholders, Commerce intends to enter into a new Amended and Restated Waiver Agreement (“Revised Commerce Waiver Agreement”) with the Company on behalf of the Fund under which it will reduce its fee waiver from 0.71% to 0.53% in order to cover the increased costs of the sub-advisory fees under the New Agreement. During the fiscal year ended October 31, 2004, Commerce was paid $531,853 (after waivers and payments to BIAM) for investment advisory services performed on behalf of the Fund.

If the New Agreement is not approved by shareholders, the Interim Agreement and existing Amended and Restated Waiver Agreement with Commerce will remain in place, and Commerce and the Board will seek to enter into a new sub-advisory agreement for the Fund, subject to shareholder approval.

Effect of Proposed Fees

To assist shareholders of the Fund in understanding the effect of the proposed sub-advisory fees on the expense of investing in shares of the Fund, the following table summarizes the expenses incurred by the Fund under the Old Agreement and Commerce’s current Investment Advisory Agreement and Amended and Restated Waiver Agreement (restated to reflect amounts expected to be incurred for the current fiscal year), and also restates these expenses to show what the expenses would have been had the proposed fees under the New Agreement and the Revised Commerce Waiver Agreement been in effect during the same period.

Shareholder Fees

(Paid Directly From Your Investment)

	Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	Maximum Sales Charge (load) Imposed on Reinvested Distributions	Maximum Deferred Sales Charge (load) Imposed on Redemptions	Redemption Fees[2]
Institutional Shares
Current	—	—	—	2.00%
Proposed	—	—	—	2.00%

Service Shares
Current	3.50%	—	1.00%[1]	2.00%
Proposed	3.50%	—	1.00%[1]	2.00%

Annual Fund Operating Expenses

That Are Deducted From Fund

	Management Fees[3]	Other Expenses- Shareholder Servicing Fees[4]	Other Expenses- Other Operating Expenses	Other Expenses	Distribution and Service (12b-1) Fees	Total Annual Fund Operating Expenses[5]	Less: Fee Waivers[3]	Net Annual Fund Operating Expenses
Institutional Shares
Current	1.50%	0.09%	0.59%	0.68%	—	2.18%	0.71%	1.47%
Proposed	1.50%	0.09%	0.59%	0.68%	—	2.18%	0.53%	1.65%

Service Shares
Current	1.50%	0.09%	0.59%	0.68%	0.25%	2.43%	0.71%	1.72%
Proposed	1.50%	0.09%	0.59%	0.68%	0.25%	2.43%	0.53%	1.90%

[1]	A deferred sales charge of 1.00% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.

[2]	A redemption fee of 2.00% may be assessed on the proceeds of a redemption or exchange made within 30 days of the date of purchase.

[3]	Under the current arrangement, Commerce has contractually agreed to waive a portion of its management fees, at least until October 31, 2005. As a result of this fee waiver, Management Fees will not exceed 0.79% of average daily net assets. Under the proposed fee arrangement, Commerce would agree to waive a portion of its management fees under a revised waiver agreement, at least until October 31, 2005, such that Management Fees would not exceed 0.97% of average daily net assets.

If shareholders approve the New Agreement, Alliance intends to enter into a Waiver Agreement with Commerce under which it will agree to waive its sub-advisory fee to 0.58% of average daily net assets of the Fund until the earlier of (1) the Fund’s assets are in excess of $150,000,000 and (2) the eighteen-month anniversary of the New Agreement. On the last day of the calendar month following either of these events, the sub-advisory fee will adjust to the contractual rates.

[4]	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares or Service Shares held under the Shareholder Administrative Services Plan.

[5]	Commerce intends to voluntarily reimburse expenses, excluding interest, taxes, and extraordinary expense, during the current fiscal year to the extent necessary for the Fund to maintain Total Annual Fund Operating Expenses of not more than 1.72% and 1.97% of average daily net assets for Institutional Shares and Service Shares, respectively. Commerce reserves the right to discontinue the expense reimbursement at any time.

The following example illustrates the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all of your shares at the end of those periods. The example shows these expenses under both the current and proposed fee arrangements. The example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not represent actual expenses in the past or future. Although your actual costs may be higher or lower, the example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	1 Year	3 Years	5 Years	10 Years
Institutional Shares
Current	$150	$614	$1,105	$2,458
Proposed	$168	$631	$1,121	$2,472

Service Shares
Current	$519	$1,016	$1,538	$2,967
Proposed	$536	$1,032	$1,554	$2,981

If the New Agreement is approved, the expenses you will incur as a shareholder of the Fund will increase.

The table below sets forth the name of each other investment company with investment objectives similar to the Fund for which Alliance acts as a sub-investment adviser, the annual rate of compensation, and the net assets of the investment company as of December 31, 2004.

Table 3 - Comparison of Sub-Advisory Fees of Funds Sub-Advised by Alliance

Subadvised Mutual Fund	Net Assets of Fund (in millions)	Annual Rate of Compensation (% of fund assets)
Bernstein International Equity Fund*	$2,458	0.94%

*	The investment objective of the Bernstein International Equity Fund is substantially the same as the Fund. The Bernstein International Equity Fund invests in countries comprising the MSCI EAFE Index, plus Canada, but does not include investments in emerging markets; however, the International Equity Fund is expected to include emerging markets securities.

Other Service Providers

Commerce serves as investment adviser to the Company’s Funds. Commerce has offices at 8000 Forsyth Boulevard, St. Louis, Missouri 63105 and 922 Walnut Street, Kansas City, Missouri 64106. Commerce is a wholly-owned subsidiary of Commerce Bank, N.A., and an indirect, wholly-owned subsidiary of Commerce Bancshares, Inc., a registered bank holding company with an address at 1000 Walnut Street, Kansas City, Missouri 64106. Commerce (or its predecessor organizations) has provided investment management services to the Company since 1994, and to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2004, Commerce and its affiliates had approximately $10.2 billion under management.

Affiliates of Commerce were paid approximately $79,389 in shareholder servicing fees by the Fund under the Trust’s Shareholder Administration Services Plan during the fiscal year ended October 31, 2004.

Goldman, Sachs & Co. (“Goldman”), which is located at 85 Broad Street, New York, New York 10005, is the distributor for the Company. The co-administrators are Goldman Sachs Asset Management (“GSAM”) and Commerce. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: ELECTION OF TRUSTEES

Introduction

At the Meeting, shareholders of the Company will be asked to consider the election of five Board members who will constitute the entire Board of Trustees of the Company. Each Board member so elected will hold office until his successor is elected and qualifies, or until his term as a Trustee is terminated as provided in the Company’s By-Laws.

Information About Nominees

The nominees include Messrs. Helsing, Bodde, Galt, Peffer and Weaver. Mr. Weaver will be retiring on October 31, 2005 as he will have attained the retirement age set for Trustees in the Trust’s By-laws. Each of the nominees is described below.

Table 4 – Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES

John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 71	Trustee and Chairman	11 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 62	Trustee	11 years	Professional and Senior Fellow, Arthur M. Spiro Center for Entrepreneurial Leadership, Clemson University, since August 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City from July 1996 to July 2004.	11	Director, Great Plains Energy Inc. since 1994.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]
Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 57	Trustee	2 years	Retired. Former Partner and Managing Partner of KPMG LLP until Sept. 2002.	11	Director, Garmin, Ltd. (navigation, communications and information systems) since 2005

INTERESTED TRUSTEES

*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 74	Trustee and President	9 years	Retired. Director of Milbank Mfg. Co.; Director of Roddis LBR.	11

*Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 63	Trustee	2 years	Chairman of The Commerce Trust Company, since September 1, 2004; President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a Nations Bank), 1997 to 2000.	11

1.	The “Fund Complex” consists of the Trust.

2.	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*	These Trustees are interested persons of the Trust for the following reasons. Mr. Weaver is an officer of the Trust and owns shares of Commerce Bancshares, Inc., parent company of the Adviser. Mr. Galt is Chairman of The Commerce Trust Company, an affiliate of Commerce.

All nominees are incumbent Trustees who are standing for re-election who have been nominated by the Nominating Committee. All nominees, except Messrs. Peffer and Galt, were most recently elected as Trustees of the Company by shareholders on November 20, 2000. Messrs. Peffer and Galt were elected Trustees of the Company at regular meetings of the Board of Trustees held on November 13, 2003 and February 12, 2004, respectively.

At the present time, the Board is comprised of three disinterested and two interested trustees and is therefore 60% independent. Beginning in January 2006, the SEC’s new independence rules are expected to become effective under which 75% of the Board must be disinterested. After Mr. Weaver’s retirement in October 2005, 75% of the Trustees will be disinterested thereby enabling the Board to meet the SEC’s new independence requirements. The SEC will also require that the Chairman of the Board be disinterested beginning in January 2006. The Company already meets this requirement as Mr. Helsing, a disinterested Trustee, serves as Chairman of the Board.

Board and Committee Meetings

During the fiscal year ended October 31, 2004, the Trustees met five times. Each of the current Trustees attended more than 75% of the meetings of the Board.

The Board of Trustees has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Peffer). There were three meetings of the Nominating Committee during the fiscal year ended October 31, 2004. The Nominating Committee has adopted a charter, a current copy of which is attached as Appendix C. The Nominating Committee will consider nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company, Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103. The Nominating Committee considers nominees for trustee positions based on recommendations of fellow directors and others. Nominees are evaluated based on their backgrounds and specific qualities and skills that may be needed to help strengthen and balance the Board at any given time, and are also evaluated based on their responses to Trustee questionnaires prepared by the independent Trustees’ counsel.

The Audit Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Peffer). Mr. Peffer is the Chairman of the Audit Committee. The purpose of the Audit Committee is to (i) oversee the integrity of the Funds’ financial statements; (ii) monitor the independent registered public accountants’ qualifications and independence; (iii) monitor the performance of the Funds’ accounting function related to financial statements; and (iv) select the independent accountants (subject to Board ratification). There were two meetings of the Audit Committee during the fiscal year ended October 31, 2004.

The Compensation Committee is responsible for annually reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Peffer). There was one meeting of the Committee during the fiscal year ended October 31, 2004.

Trustee Compensation

Each Trustee of the Company, other than Mr. Galt who is a management trustee, receives a fee of $3,500 for each regular and special meeting of the Board of Trustees attended, plus $750 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $3,000 for his services in this capacity. The Audit Committee members receive an annual retainer of $1,000 and $500 per meeting, and the Chairman of the Audit Committee receives $2,000. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each Trustee, other than management trustees, is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee’s deferred fees will be treated (1) as if they had been invested by The Commerce Funds in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested. The amount paid to the Trustees under the Plan will be determined based on the performance of such investments. Deferral of Trustees’ fees is not expected to have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate the Company to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by the Company to the Trustees for services rendered during the fiscal year ended October 31, 2004:

Table 5 - Trustees Fees

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
WARREN W. WEAVER, Trustee, President	$12,750	$0	$12,750

RANDALL D. BARRON, Trustee**	$12,000	$0	$12,000

MARTIN E. GALT, III, Trustee***	$8,000	$0	$8,000

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Independent Trustees
JOHN ERIC HELSING, Trustee, Chairman	$23,250	$0	$23,250

DAVID L. BODDE, Trustee	$19,750	$0	$19,750

CHARLES W. PEFFER, Trustee****	$11,750	$0	$11,750

*	During this period, the following Trustees deferred the amounts shown pursuant to the Plan: John Eric Helsing ($16,750), David L. Bodde ($14,250), and Martin E. Galt ($8,000).

**	Mr. Barron retired from the Board of Trustees on August 31, 2004.

***	Mr. Galt was an independent Trustee from February 12, 2004 until August 31, 2004 and received payments as an independent trustee during this period. On September 1, 2004, Mr. Galt became Chairman of The Commerce Trust Company and thereby became a management trustee and an interested trustee. When Mr. Galt became an interested management trustee, the Company ceased making further compensation payments to him.

****	Mr. Peffer was elected a Trustee on November 13, 2003 and Mr. Galt was elected a Trustee on February 12, 2004.

†	Fund Complex means the Trust.

The Trustees owned beneficial shares of the Funds as of June 30, 2005, unless otherwise noted, with values within the ranges indicated in the following chart:

Table 6 – Trustee Holdings

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees

Warren W. Weaver	None	None

Martin E. Galt, III	None	None

Independent Trustees

John Eric Helsing	MidCap Growth Fund $1 - $10,000	$1 - $10,000

David L. Bodde	Growth Fund $50,001-$100,000 International Equity Fund $10,001-$50,000 MidCap Growth Fund $1 - $10,000	$10,001 - $100,000

Charles W. Peffer	MidCap Growth Fund $10,001-$50,000 Core Equity Fund $10,001-$50,000	$10,001 - $50,000

Based on information provided by the Trustees, as of June 30, 2005, no Independent Trustee or his immediate family members owned beneficially or of record any securities of the Adviser, Sub-Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

The Trustees and officers of the Company as a group held less than 1% of each of the Institutional and Service Classes of the Funds.

Company’s Officers

The officers of the Company are elected by the Trustees and serve at the pleasure of the Board. The following table sets forth certain information about the Company’s officers, except Mr. Weaver, about whom information is provided in Table 4.

Table 7 – Officers

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

OFFICERS

Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 58	Chief Executive Officer	3 years	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 45	Vice President	5 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for the Company, since December 1998.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 36	Vice President and Chief Compliance Officer	4 years	Chief Compliance Officer of the Trust, since 2004. Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Vice President, Assistant Vice President, Commerce Bank, N.A., since 2004 and 1999, respectively.

Peter Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 Age: 47	Treasurer	3 years	Vice President, Goldman Sachs & Co., since July 2000. Vice President/Accounting Manager and employee of Prudential Investment Fund Management LLC in their mutual fund administration group, 1985 to 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 Age: 43	Assistant Treasurer	6 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 Age: 53	Secretary	2 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Howard B. Surloff Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	11 years	Associate General Counsel, Goldman, Sachs & Co., since 1993. General Counsel of the U.S. Funds Group, since January 1999. Assistant General Counsel, since December 1997; Assistant General Counsel and Vice President, Goldman, Sachs & Co., since November 1995 and May 1994, respectively.

The officers of the Company receive no compensation directly from the Company for performing the duties of their office. Messrs. Fortner, Giuca, and Surloff, also serve as officers of one or more other mutual funds with which Goldman has a business relationship.

Procedures for Shareholder Communications With Board

The Board of Trustees of the Company will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual trustees or to the full Board at the Company’s principal business address.

The Adviser has established procedures to log all correspondence addressed to the Board or individual trustees. Copies of all shareholder correspondence shall be forwarded promptly to the Board or individual trustee, as applicable. The Adviser shall respond to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to the Board or a trustee, and shall communicate such response to the Board or trustee to whom the correspondence was addressed.

The Board or an individual trustee shall respond to shareholder correspondence in a manner that the Board or trustee deems appropriate given the subject matter of the particular correspondence.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE ELECTION OF EACH OF THE TRUSTEES

Additional Information About the Company

The name, address and share ownership of each person who may have sole or shared voting or investment power with respect to more than 5% of the Funds’ outstanding shares at the record date were:

Table 8 – Shareholders Who Own 5% or More of the Fund

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Core Equity Fund
Institutional Shares	Mori & Co Mutual Funds P.O. Box 13366 Kansas City, MO	13,828,899.6160	95.00%

Service Shares	Shannon Stout 5000 W. 57th Terrace Roeland Park, KS	667.5030	9.00%

	State Street Bank & Trust Co. IRA A/C Marsha A. Moore 113 Rosedale Street Cassville, MO	611.7710	9.00%

	State Street Bank & Trust Co. IRA R/O Luann P. Flota 16 Courtesy Lane Alton, IL	591.1020	8.00%

	Nolan D. Lassiter & Velvet L. Lassiter JT TEN HC 1 Box 13B-4 Aurora, MO	568.2000	8.00%

	NFS/FMTC IRA FBO Suzanne B. Hebrank 18 Maryhill Drive St. Louis, MO	365.9130	5.00%

	State Street Bank and Trust Cust IRA R/O Eric L. Coones 1727 S. Luster Ave. Apt.101 Springfield, MO	348.4750	5.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
	State Street Bank and Trust Cust Roth IRA Contribution Caryl G. Simon Dtd 1/1/2003 21 Portland Drive St. Louis, MO	344.0400	5.00%

	NFS/FMTC Roth IRA FBO Jimmie W. Finch 1152 Nauwood Road Lampe MO	336.3850	5.00%

The Growth Fund
Institutional Shares	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	2,027,690.9750	29.00%

	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	1,872,226.9400	27.00%

	FIIOC for Qualified Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KWIC Covington, KY 41015-1987	858,772.0300	12.00%

	State Street Bank & Trust Co. as Custodian/Trustee for Various Retirement Plans 801 Pennsylvania Avenue Kansas City, MO	744,412.7460	10.00%

Service Shares	Reliance Trust Company Custodian FBO DCCA Inc. 403B P.O. Box 48529 Atlanta, GA 30362-1529	11,886.2630	6.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Value Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	2,258,465.9420	49.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	1,528,861.7010	33.00%

Service Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	1,469.0360	7.00%

	NFSC FEBO Jane M. Bodine TTEE Jane M. Bodine Rev Living Trust U/A Dtd 3/6/97 3016 Aspen Cape Girardeau, MO	1,320.1490	6.00%

	MEDALIE MARITAL IRREVOCABLE TRUST c/o Commerce Bank 1000 Walnut Kansas City, MO	1,301.3120	6.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The MidCap Growth Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	1,362,370.6180	50.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	495,504.9180	18.00%

	FIIOC for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	174,838.2210	6.00%

Service Shares	Reliance Trust Company Custodian FBO DCCA Inc. 403B P.O. Box 48529 Atlanta, GA 30362-1529	4,747.1310	10.00%

	James T. Risch TOD Judith A. Hakala TOD Charles R. Risch 9807 Schelde Drive St. Louis, MO	3,739.8350	8.00%

	Boulevard Enterprises A Partnership Gus Jainas 2530 Southwest Blvd. Kansas City, MO	3,633.0450	7.00%

	Verlie D. & Luella G. Niccum TTEES Verlie D. & Luella G. Niccum Revocable Trust U/S 1/6/00 RR 1 Box 1532 Cassville, MO	2,495.6210	5.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The International Equity Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	2,840,877.0910	71.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	556,862.3900	15.00%

	William T. Kemper Foundations c/o Commerce Bank 8000 Forsyth St. Louis, MO	219,109.6310	6.00%

Service Shares	Reliance Trust Company Custodian FBO DCCA Inc. 403B P.O. Box 48529 Atlanta, GA 30362-1529	5,713.7380	31.00%

	Boulevard Enterprises A Partnership Gus Jainas 2530 Southwest Blvd. Kansas City, MO	4,675.4610	25.00%

	State Street Bank and Trust R/O IRA Account Geraldine L. Price P.O. Box 1237 Kimberling City MO	1,024.2950	5.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
The Asset Allocation Fund
Institutional Shares	FIIOC for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	281,226.3910	36.00%

	State Street Bank & Trust Co. as Custodian/Trustee for Various Retirement Plans 801 Pennsylvania Avenue Kansas City, MO	83,534.5820	10.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	76,053.5150	9.00%

	Reliance Trust Co. Custodian FBO Cereal Foods Processors Retirement Plan P.O. Box 48529 Atlanta, GA 30362-1529	59,177.1420	7.00%

Service Shares	State Street Bank and Trust Rollover IRA FBO Katherine A. Black 922 Walnut Street Kansas City, MO	2,565.5750	14.00%

	State Street Bank and Trust Non DFI Simple IRA Dtd 10/14/1998 Gene T. Young P.O. Box 194 Raleigh, MS 39153-0194	1,416.8030	7.00%

	State Street Bank and Trust Rollover IRA FBO Paul N. Guinnip 205 E. Sishart St. Monett, MO	1,213.7770	6.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
	NFS LLC FEBO NFS/FMTC IRA FBO Richard D. Mills 20718 Cheney’s Grove Road Bloomington, IL 61704-5372	1,043.2370	5.00%

The Bond Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	23,723,074.0540	75.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	4,390,863.4190	13.00%

Service Shares	Reliance Trust Company Custodian FBO Rockhurst HS Retirement Plan P.O. Box 48529 Atlanta, GA 30362-1529	36,441.9680	62.00%

The Short-Term Government Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	6,713,833.8490	67.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	2,335,795.8350	23.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
Service Shares	Reliance Trust Company Custodian FBO Rockhurst HS Retirement Plan P.O. Box 48529 Atlanta, GA 30362-1529	23,159.4760	28.00%

	Reliance Trust Company Custodian FBO DCCA Inc. 403B P.O. Box 48529 Atlanta, GA 30362-1529	13,247.3200	16.00%

	NFS/FMTC IRA FBO Donald J. Quinn 8901 State Line Road Suite 232 Kansas city, MO 64114-3200	5,825.3320	7.00%

The National Tax-Free Intermediate Bond Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	7,631,925.3420	90.00%

Service Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	63.7970	93.00%

The Missouri Tax-Free Intermediate Bond Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	7,878,673.6800	87.00%

	Hoco & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	490,534.4030	5.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
Service Shares	Joan F. Beisman Rev Trust U/A 11/17/1992 Joan F. Beisman 9897 Cooper Hill road St. Louis, MO	11,964.3630	28.00%

	Stephen G. Jansen Susan B. Jansen Co TTEE U/A 2/23/95 Stephen G. Jansen Trust 9824 Conway Road St. Louis, MO	11,841.5970	27.00%

	Jean H. Dodd TTEE Jean Henderson DODD Rev Liv Trust U/A 3/19/02 2416 Southwest 12th Lee Summit, MO	3,311.3700	7.00%

	Loretta F. Patton TOD Kevin Patton TOD Jennifer Fredrick 176 Tori Pines Drive St. Louis, MO	2,611.3960	6.00%

	Sanford Schoenfeld and Lillian Schoenfeld JTWROS 14461 Pembury Drive Chesterfield, MO	2,541.2450	5.00%

The Kansas Tax-Free Intermediate Bond Fund
Institutional Shares	Mori & Co. Mutual Funds P.O. Box 13366 Kansas City, MO	3,173,308.1520	90.00%

Fund	Name and Address of Beneficial Owner	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned
Service Shares	Trukan & Co. Attn: K. Ufford P.O. Box 3699 Wichita, KS	37,926.4670	29.00%

	Virginia A. Cahalan TTEE Virginia A. Cahalan Rev Tr U/A 9/18/03 3500 W. 130th Street Leawood, KS	10,849.6330	8.00%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

*  *  *  *

Other Matters

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund and the Company.

Shareholder Proposals

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act, as amended, or state law. Because the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Company at its principal office within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated: August 8, 2005

Appendix A

THE COMMERCE FUNDS

FORM OF SUB-ADVISORY AGREEMENT

INTERNATIONAL EQUITY FUND

AGREEMENT, dated as of                     , 2005, among Commerce Investment Advisors, Inc. (the “Adviser”), and Alliance Capital Management L.P., a Delaware limited partnership with its principal office and place of business at 1345 Avenue of the Americas, New York, NY (“Sub-Adviser”);

WHEREAS, THE COMMERCE FUNDS (the “Trust”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been appointed as investment Adviser to the Trust’s International Equity Fund (the “Fund”); and

WHEREAS, the Adviser wishes to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund, and the Sub-Adviser is willing to render such assistance;

WHEREAS, the Board of Trustees of the Fund has approved this Agreement, and, subject to approval of the Fund’s shareholders, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment. The Adviser hereby appoints Sub-Adviser to act as sub-Adviser for the Fund as permitted by the Adviser’s Advisory Agreement with the Trust. The Sub-Adviser accepts such appointment and agrees to render the services required hereby for the compensation provided in this Agreement.

2. Sub-Advisory Services. Subject to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, subject to the Adviser’s approval of the overall investment objectives of the

Fund, and will arrange for the purchase and sale of securities and other investments of the Fund. The Sub-Adviser will provide the services under this Agreement, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus, Statement of Additional Information and supplements and resolutions adopted from time to time by the Trust’s Board of Trustees. The Sub-Adviser further agrees that it:

a. will perform its obligations hereunder in conformity with all applicable Rules and Regulations of the United States Securities and Exchange Commission (“SEC”), and will in addition conduct its activities under this Agreement in accordance with other applicable law;

b. will telecopy or send electronically trade information or foreign exchanges to the Adviser or its agent by no later than 10:00 a.m. eastern standard time on trade date +1, and cause broker confirmations to be sent directly to the Adviser;

c. will place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser. In executing portfolio transactions and in selecting brokers or dealers, the Sub-Adviser will use its reasonable efforts to seek on behalf of the Fund the best price and most favorable execution available for such transactions. In assessing the best price and execution available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best price and execution available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts to which the Sub-Adviser or any affiliate thereof exercise investment discretion. To the extent expressly permitted by the written policies and procedures established by the Board of Trustees, and subject to Section 28(e) and any interpretations thereof by the Securities and Exchange Commission or its Staff, and other applicable law, the Sub-Adviser is authorized, subject to the prior approval of the Trust’s Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibility of the Sub-Adviser to the Fund, the Trust and other accounts as to which the Sub-Adviser exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or the principal underwriter for the Trust or an affiliated person of either acting as principal or as broker, except as permitted by law. In executing portfolio transactions for the Fund, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may but shall not be obligated to aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund’s Prospectus or Statement of Additional Information. In such event, the

Sub-Adviser will allocate the securities so purchased or sold and the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and such other clients;

d. will not make loans to any person to purchase or carry Fund shares or make interest bearing loans to the Fund, except as provided in the Fund’s Prospectus and Statement of Additional Information;

e. will maintain all books and records with respect to the securities transactions of the Fund entered into pursuant to this Agreement; keep books of account with respect to the Fund as required in connection with its services under the 1940 Act; and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will:

f. upon request of the Adviser, the Sub-Adviser will provide advice to the Adviser or otherwise confer with the Adviser regarding the management of the Fund’s temporary investments in securities, if any, by the Adviser;

g. place orders for the Fund either directly with the issuer or with any broker or dealer;

h. manage the Fund’s overall cash position, and determine from time to time what portion of the Fund’s assets will be held in different currencies;

i. provide the Adviser with a quarterly review of international economic and investment developments, and occasional “white papers” on international investment issues;

j. attend regular business and investment related meetings with the Trust’s Board of Trustees and the Adviser if requested to do so by the Trust or Adviser;

k. monitor and provide assistance with valuation of portfolio securities; and

l. provide monthly reports including portfolio analysis and performance attributions.

3. Services Not Exclusive.

a. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment Adviser or manager for any other person or persons, including without limitation other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its own accounts or for the accounts of others for whom it may be acting.

b. Nothing contained in this Agreement (including, without limitation, the Sub-Adviser’s confidentiality obligation under Section 8), however, shall prohibit the Sub-Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Trust.

4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust and the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 by an investment adviser to the Fund.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser monthly and the Sub-Adviser will accept as full compensation therefor, a fee at the following annual rates based on the average daily net assets of the Fund:

0.80% on the first $25 million of assets;

0.65% on the next $25 million of assets;

0.55% on the next $50 million of assets;

0.45% on the next $100 million of assets; and

0.40% on the excess over $200 million of assets

With each monthly fee payment, Adviser or its agent shall provide Sub-Adviser with a worksheet showing the average daily net assets of the Fund for the monthly period and the calculation of the Sub-Advisory fee.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of the month or from the beginning of the month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

7. Liability of the Sub-Adviser. The Sub-Adviser or any of its officers, directors or employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from bad faith, willful misconduct or gross negligence in the performance of these duties or for losses resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services.

8. Confidentiality. The Sub-Adviser shall keep confidential any and all information obtained in connection with the services rendered hereunder and relating directly or indirectly to the Fund or the Trust and shall not disclose any such information to any person other than the Trust, the Board of Directors of the Trust, and any director, officer, or employee of the Trust, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order or the rules or regulations of any self-regulatory organization, governmental body or official having jurisdiction over the Sub-Adviser, or (iii) for information that is publicly available other than due to disclosure by the Sub-Adviser or its affiliates or becomes known to the Sub-Adviser from a source other than the Trust or the Board of Directors of the Trust.

9. Compliance.

a. Compliance with Applicable Law and Board Requirements. The Sub-Adviser agrees to comply with all Applicable Law (as defined below) and all policies, procedures or reporting requirements that the Board of Trustees of the Trust reasonably adopts and communicates to the Sub-Adviser in writing, including, without limitation, any such policies, procedures or reporting requirements relating to soft dollar or directed brokerage arrangements.

b. Disclosure of Compliance Matters. If the Sub-Adviser receives any written or other communication concerning or constituting a Compliance Matter (as defined below), then the Sub-Adviser shall provide the Trust a written summary of the material facts and circumstances concerning such Compliance Matter within five (5) business days of the earlier of the date on which such Compliance Matter was received by the Sub-Adviser, or the date on which the Sub-Adviser obtained actual knowledge of such Compliance Matter. The Sub-Adviser shall provide the Trust with a written summary of any material changes in the facts or circumstances concerning any Compliance Matter within (5) business days of the occurrence of such changes.

c. Certain Definitions. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time to the investment management operations of the Sub-Adviser. “Compliance Matter” means any written or other communication sent to the Sub-Adviser by any foreign, federal or state agency or regulatory authority or any self-regulatory authority in connection with any of the following: (i) the Sub-Adviser’s failure to comply with Applicable Law as they relate to the Sub-Adviser’s investment management operations; (ii) the business or affairs of the Sub-Adviser or any current or former client of the Sub-Adviser as they relate to the Sub-Adviser’s investment management operations with respect to the Fund; or (iii) compliance by any person other than the Sub-Adviser with, or such person’s failure to comply with, Applicable Law as they relate to the Sub-Adviser’s investment management operations.

10. Proxy Voting Policy. The Sub-Adviser acknowledges that the Adviser will vote the shares of all securities that are held by the Fund unless other mutually acceptable arrangements are made with the Sub-Adviser with respect to the Trust.

11. Duration and Termination. The term of this Agreement shall begin on the date that it is approved by shareholders of the Fund at a special meeting called to approve such Agreement and, unless sooner terminated as hereinafter provided, shall continue until November 30, 2006 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days’ notice, by the Adviser, Sub-Adviser or by the Trust’s Board of Trustees or by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation earned prior to such termination.

12. Amendment of this Agreement. No provision of this Agreement may be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the waiver, change, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Sub-Adviser at:

Alliance Capital Management L.P.

1345 Avenue of the Americas

New York, NY 10105

With copy to:

To the Adviser at:

Larry E. Franklin

Commerce Investment Advisors, Inc.

Mail Code = TB4-1

922 Walnut Street, 4th Floor

Kansas City, Missouri 64106

Tel: (816) 234-2659

Fax: (816) 234-2928

To the Trust at:

Diana E. McCarthy, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, PA 19103-6996

Tel: (215) 988-1146

Fax: (215) 988-2757

14. Use of Names. Without the Adviser’s written consent, the Sub-Adviser will not cause or permit the use, description or reference to the Adviser, the Trust or the Fund or to the relationship contemplated by this Agreement in any advertisement or promotional materials or other materials.

15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law. However, any litigation brought by either party to this Agreement shall be adjudicated in the appropriate court of jurisdiction within the State of Missouri.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COMMERCE INVESTMENT ADVISORS, INC.

By:
Name:	Larry E. Franklin
Title:	Chief Executive Officer

ALLIANCE CAPITAL MANAGEMENT L.P. by its general partner, ALLIANCE CAPITAL MANAGEMENT CORPORATION

By:
Name:
Title:

Appendix B

The information with respect to each director and principal executive officer of Alliance Capital Management L.P. is as follows:

Name and Address	Position With Alliance Capital Management L.P.	Occupation
Alliance Capital Management Corp. (ACMC)	General Partner	N/A

Alliance Capital Management Holding L.P.	Limited Partner	N/A

AXA Equitable Life Insurance Company (AXA Equitable)	Limited Partner	N/A

Dominique Carrel-Billiard	Director	Senior Vice President, AXA

Henri de Castries	Director	Chairman, Management Board, AXA Director, AXA Equitable Chairman of the Board, AXA Financial

Christopher M. Condron	Director	Director, president and Chief Executive Officer, AXA Financial Chairman and Chief Executive Officer, AXA Equitable Member of the Management Board, AXA

Denis Duverne	Director	Chief Financial Officer, AXA Director, AXA Equitable

Roger Hertog	Vice Chairman and Director	Vice Chairman of ACMC

Benjamin Duke Holloway	Director	Consultant, The Continental Companies

W. Edwin Jarmain	Director	President, Jarmain Group Inc. Director, AXA Director, ELAS

Gerald M. Lieberman	President, Chief Operating Officer and Director	President and Chief Operating Officer of ACMC

Nicolas Moreau	Director	Chief Executive Officer, AXA Investment Managers

Lewis A. Sanders	Chairman of the Board, Chief Executive Officer and Director	Chairman of the Board and Chief Executive Officer

Name and Address	Position With Alliance Capital Management L.P.	Occupation
Lorie A. Slutsky	Director	President, The New York Community Trust

Peter J. Tobin	Director	Special Assistant to the President, St. John’s University Director, AXA Financial

Stanley B. Tulin	Director	Vice Chairman and Chief Financial Officer, AXA Financial Director, Vice Chairman and Chief Financial Officer, AXA Equitable Member of Executive Committee, AXA

Lawrence H. Cohen	Executive Vice President and Chief Technology Officer	Executive Vice President of ACMC

Laurence E. Cranch	Executive Vice President and General Counsel	Executive Vice President and General Counsel of ACMC

Sharon E. Fay	Executive Vice President	Executive Vice President of ACMC

Marilyn G. Fedak	Executive Vice President	Executive Vice President of ACMC

Mark R. Gordon	Executive Vice President	Executive Vice President of ACMC

Thomas S. Hexner	Executive Vice President	Executive Vice President of ACMC

Robert H. Joseph, Jr.	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial officer of ACMC

Mark R. Manley	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of ACMC

Seth J. Masters	Executive Vice President	Executive Vice President of ACMC

Marc O. Mayer	Executive Vice President	Executive Vice President of ACMC

Douglas J. Peebles	Executive Vice President	Executive Vice President of ACMC

Jeffrey S. Phlegar	Executive Vice President	Executive Vice President of ACMC

Name and Address	Position With Alliance Capital Management L.P.	Occupation
James G. Reilly	Executive Vice President	Executive Vice President of ACMC

Paul C. Rissman	Executive Vice President	Executive Vice President of ACMC

Lisa A. Shalett	Executive Vice President	Executive Vice President of ACMC

David A. Steyn	Executive Vice President	Executive Vice President of ACMC

Christopher M. Toub	Executive Vice President	Executive Vice President of ACMC

The address for each of the persons listed above is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

Appendix C

THE COMMERCE FUNDS

Nominating Committee Charter

This Nominating Committee Charter (the “Charter”) has been adopted by the Board of Trustees (the “Board”) of The Commerce Funds (the “Trust”).

I.	Purpose

The Nominating Committee (the “Committee”) of the Board is responsible for (i) establishing criteria for selecting new Trustees, and (ii) considering and nominating new Trustees for Board membership.

II.	Composition

No member of the Committee shall be an “interested person” under Section 2(a)(19) of the Investment Company Act of 1940, as amended. Such Trustees are referred to below as “Independent Trustees.”

If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson.

A member shall promptly notify the Committee and the Board if the member is no longer an Independent Trustee and the Board shall remove the member from the Committee.

III.	Meetings and Procedures

•	The Committee shall fix its own rules of procedure, which shall be consistent with the Certificate of Trust and the Bylaws of the Trust and this Charter.

•	The Committee shall meet as frequently as circumstances require.

•	The Committee may request that any Trustee or officer of the Trust, or other persons, including without limitation, representatives of the Trust’s investment adviser and the independent Trustee’s counsel, whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests. However, no Trustee of the Trust shall participate in discussions or attend any portion of a meeting of the Committee at which that Trustee’s nomination is being discussed.

•	Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

•	The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Trust.

IV.	Responsibilities and Duties of the Nominating Committee

The Nominating Committee shall be empowered to:

•	Determine what types of backgrounds, including any specific qualities and skills and specific, minimum qualifications, are needed to help strengthen and balance the Board and, subject to applicable law and the Trust’s Certificate of Trust and Bylaws, establish policies, procedures and criteria for selecting new Trustees.

•	Determine categories of persons, if any, who should be excluded from Board membership.

•	Conduct background or qualification checks of persons it wishes to recommend to the Board as candidates or to fill vacancies.

•	Conduct Trustee evaluations prior to renomination of Trustees for election.

•	Recommend to the Board the slate of nominees of Trustees to be proposed for election by the shareholders, including individuals to be considered by the Board to fill vacancies. Recommendations should follow a review by the Committee of the performance and contribution of fellow Trustees as well as the qualifications of proposed new Independent Trustees.

•	Establish the process and procedures by which security holders may communicate with the Board and individual Trustees, including the consideration of any Trustee candidates recommended by security holders.

V.	Additional Powers

1.	The Committee shall be empowered to engage experts as necessary, including consultants to identify potential nominees and counsel.

THE COMMERCE INTERNATIONAL EQUITY FUND

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMMERCE

FUNDS ON BEHALF OF THE COMMERCE INTERNATIONAL EQUITY FUND

The undersigned hereby appoints Larry Franklin, William Schuetter, Dee Moran and Diana McCarthy (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of the Commerce International Equity Fund (the “Fund”) to be held at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 31A at 10:00 a.m., Eastern time on Monday, September 19, 2005 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒

Please mark

votes as in

this example.

This Proxy, if properly executed, will be voted as specified below with respect to the actions to be taken on the following proposals. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1 AND 2.

THE COMMERCE INTERNATIONAL EQUITY FUND		For International Equity Fund Shareholders:

		1. To approve a new Sub- Investment Advisory Agreement between Alliance Capital Management L.P. and Commerce Investment Advisors, Inc., on behalf of the International Equity Fund.	For ☐	Against ☐	Abstain ☐

		For all Shareholders: 2. To elect Trustees-Nominees: (01) David L. Bodde (02) Martin E. Galt, III (03) John Eric Helsing (04) Charles W. Peffer (05) Warren W. Weaver	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

For all nominees except as noted above

		Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:

THE COMMERCE FUNDS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE COMMERCE FUNDS

The undersigned hereby appoints Larry Franklin, William Schuetter, Dee Moran and Diana McCarthy (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders (the “Meeting”) of The Commerce Funds (the “Company”) to be held at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005 in Conference Room 31A at 10:00 a.m., Eastern time on Monday, September 19, 2005 and at any adjournment(s) or postponement(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

The proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any prior proxy to vote at the Meeting, and hereby ratifies and confirms that all said Proxies, or any of them, may lawfully do by virtue hereof or thereof. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒

Please mark

votes as in

this example.

This Proxy, if properly executed, will be voted as specified below with respect to the actions to be taken on the following proposal. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1.

THE COMMERCE FUNDS		For all Shareholders: 1. To elect Trustees-Nominees: (01) David L. Bodde (02) Martin E. Galt, III (03) John Eric Helsing (04) Charles W. Peffer (05) Warren W. Weaver	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

For all nominees except as noted above

		Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
Please be sure to sign and date this Proxy.	Date

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES: